UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  APRIL 4, 2005
                Date of Report (Date of Earliest Event Reported)



                         RECKSON ASSOCIATES REALTY CORP.
             (Exact name of registrant as specified in its charter)




         MARYLAND                      1-13762                   11-3233650
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)



                              225 BROADHOLLOW ROAD
                               MELVILLE, NY 11747
          (Address of principal executive offices, including Zip Code)


                                 (631) 694-6900
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     Reckson Associates Realty Corp. ("Reckson" or "Company") and the other parties to the shareholder derivative actions previously described under "Part I, Item 3. Legal Proceedings" in Reckson's Annual Report on Form 10-K for the year ending December 31, 2004, have agreed to settle such actions pursuant to the Stipulation of Settlement, dated as of March 14, 2005 and executed subsequent thereto. The proposed settlement includes various changes to Reckson's corporate governance policies to provide for an Affiliate Transaction Committee and to require that Reckson's Board of Directors be comprised of at least two-thirds independent directors (as defined in Reckson's Corporate Governance Guidelines), as well as certain other concessions. The proposed settlement is subject to court approval.

     On March 28, 2005, an entity ("REP") owned by members of the Rechler family (excluding Scott Rechler, but including his father, Roger, and brother, Greg) exercised a Right of First Refusal (which was granted in connection with the 2003 sale of the industrial portfolio by the Company) to acquire a vacant parcel of land for a purchase price of $2 million. The Company has agreed to provide REP with the option to defer the closing on the purchase until September 2006, for a non-refundable deposit of $400,000 and a fee of $10,666 per month for each month that the closing is deferred. In connection therewith, REP agreed to settle a dispute concerning an easement on a separate parcel of land owned by the Company adjacent to one of the properties transferred to REP in the 2003 industrial transaction.

     A copy of the Stipulation of Settlement (including the exhibits thereto) is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference and the above summary is qualified in its entirety by reference to the Stipulation of Settlement.

Item 9.01.  Financial Statements and Exhibits.

(C) Exhibits. The following exhibits are filed as part of this report:
    --------

99.1 Stipulation of Settlement, dated as of March 14, 2005 and executed subsequent thereto, including the exhibits thereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Reckson Associates Realty Corp.



By:/s/ Michael Maturo
   ------------------------
   Michael Maturo
   Executive Vice President, Treasurer
   and Chief Financial Officer


Date:  April 4, 2005

                                  EXHIBIT INDEX


Exhibit
Number                            Description
-------                           -----------

99.1 Stipulation of Settlement, dated as of March 14, 2005 and executed subsequent thereto, including the exhibits thereto.